20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE1,
                      GMACM Home Equity  Loan-Backed  Term Notes,  GMACM  Series
                      2000-HE1   Group  1,   Group  2  and  Group  3   Servicing
                      Certificates, each for Payment Date 6/26/00.




        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1
                             Payment Date 06/26/2000


Servicing Certificate
Beginning Pool Balance                                            226,517,376.97
Beginning PFA                                                               0.00
Ending Pool Balance
                                                                  223,283,090.96
Ending PFA Balance
                                                                               -
Principal Collections
                                                                    9,958,383.07
Principal Draws
                                                                    6,724,097.06
Net Principal Collections
                                                                               -
Active Loan Count
                                                                           9,014

Interest Collections
                                                                    1,769,893.58

Weighted Average Net Loan Rate                                         10.05979%
Substitution Adjustment Amount                                              0.00

Note Rate                                                               6.86000%

Term Notes                                                          Amount        Factor
----------                                                          ------        ------
Beginning Balance                                                 225,000,000.00 1.0000000
Ending Balance                                                    225,000,000.00 1.0000000
Principal                                                                      - 0.0000000
Interest                                                            1,372,000.00 6.0977778
Interest Shortfall                                                          0.00 0.0000000
Security Percentage                                                      100.00%

Variable Funding Notes                                              Amount
----------------------                                              ------
Beginning Balance                                                           0.00
Ending Balance                                                              0.00
Principal                                                                   0.00
Interest                                                                    0.00
Interest Shortfall                                                          0.00
Security Percentage                                                         0.00%


Certificates                                                                0.00



Beginning Overcollateralization Amount                              1,517,376.97
Overcollateralization Amount Increase (Decrease)                      369,768.58
Outstanding Overcollateralization Amount                            1,887,145.55

Credit Enhancement Draw Amount                                              0.00
Unreimbursed Prior Draws                                                    0.00


                                                                                  Number    Percent
                                                                         Balance of Loans   of
                                                                                            Balance
Delinquent Loans (30 Days)                                          1,625,925.28    60       0.73%
Delinquent Loans (60 Days)                                            272,858.07     7       0.12%
Delinquent Loans (90+ Days) (1)                                       175,652.51     8       0.08%
Foreclosed Loans                                                               -     0       0.00%
REO                                                                         0.00     0       0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                       0.00
Current Month Loss Amount                                                   0.00
Ending Loss Amount                                                          0.00

                                                                Special Hazard     Fraud       Bankruptcy
Beginning Amount                                                            0.00      0.00      0.00
Current Month Loss Amount                                                   0.00      0.00      0.00
Ending Amount                                                                  -         -         -

Liquidation Loss Distribution Amounts                                       0.00
Extraordinary Event Losses                                                  0.00
Excess Loss Amounts                                                         0.00

Capitalized Interest Account
Beginning Balance                                                           0.00
Withdraw relating to Collection Period                                      0.00
Interest Earned (Zero, Paid to Funding Account)                             0.00
                                                                            ----
Total Ending Capitalized Interest Account Balance as of                     0.00
Payment Date
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00

Funding Account
Beginning Funding Account Balance
                                                                               -
Deposit to Funding Account
                                                                    3,604,054.59
Payment for Additional Purchases
                                                                               -
Ending Funding Account Balance as of Payment Date
                                                                    3,604,054.59
Interest earned for Collection Period
                                                                               -
Interest withdrawn related to prior Collection Period
                                                                        2,070.02

Prefunding Account
Beginning Balance                                                           0.00
Additional Purchases during Revolving Period                                0.00
Excess of Draws over Principal Collections                                  0.00
                                                                            ----
Total Ending Balance as of Payment Date                                     0.00
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00

Reserve Account
Beginning Balance                                                           0.00
Deposits to Reserve Account for current Payment Date                        0.00
Withdrawals from Reserve Account for current Payment Date                   0.00
                                                                            ----
Total Ending Reserve Account Balance as of current Payment                  0.00
Date
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00




        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 2
                             Payment Date 06/26/2000

Servicing Certificate
Beginning Pool Balance                                                      23,386,655.76
Beginning PFA                                                                        0.00
Ending Pool Balance
                                                                            22,983,807.91
Ending PFA Balance
                                                                                        -
Principal Collections
                                                                             1,900,525.37
Principal Draws
                                                                               897,677.52
Net Principal Collections
                                                                                        -
Active Loan Count
                                                                                      301

Interest Collections
                                                                               170,326.50

Weighted Average Net Loan Rate                                                   9.12431%
Substitution Adjustment Amount                                                       0.00

Note Rate                                                                        6.89000%

Term Notes                                                                Amount             Factor
Beginning Balance                                                           25,000,000.00     1.0000000
Ending Balance                                                              25,000,000.00     1.0000000
Principal                                                                               -     0.0000000
Interest                                                                       153,111.11     6.1244444
Interest Shortfall                                                                   0.00     0.0000000
Security Percentage                                                                100.00%

Variable Funding Notes                                                    Amount
Beginning Balance                                                                    0.00
Ending Balance                                                                       0.00
Principal                                                                            0.00
Interest                                                                             0.00
Interest Shortfall                                                                   0.00
Security Percentage                                                                  0.00%


Certificates                                                                         0.00




Beginning Overcollateralization Amount                                          58,600.97
Overcollateralization Amount Increase (Decrease)                                31,804.87
Outstanding Overcollateralization Amount
                                                                                90,405.84

Credit Enhancement Draw Amount                                                       0.00
Unreimbursed Prior Draws                                                             0.00


                                                                                             Number      Percent
                                                                                  Balance   of Loans    of Balance
Delinquent Loans (30 Days)                                                              -      0         0.00%
Delinquent Loans (60 Days)                                                              -       0         0.00%
Delinquent Loans (90+ Days) (1)                                                         -       0         0.00%
Foreclosed Loans                                                                        -       0         0.00%
REO                                                                                  0.00       0         0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                   Liquidation To-Date
Beginning Loss Amount                                                                0.00
Current Month Loss Amount                                                            0.00
Ending Loss Amount                                                                   0.00

                                                                      Special Hazard          Fraud          Bankruptcy
Beginning Amount                                                                     0.00          0.00       0.00
Current Month Loss Amount                                                            0.00          0.00       0.00
Ending Amount                                                                           -             -          -

Liquidation Loss Distribution Amounts                                                0.00
Extraordinary Event Losses                                                           0.00
Excess Loss Amounts                                                                  0.00

Capitalized Interest Account
Beginning Balance                                                                    0.00
Withdraw relating to prior month Collection Period                                   0.00
Interest Earned (Zero, Paid to Funding Account)                                      0.00
Total Ending Capitalized Interest Account Balance                                    0.00
Interest earned for Collection Period                                                0.00
Interest withdrawn related to prior Collection Period                                0.00



Funding Account
Beginning Funding Account Balance                                            1,671,945.21
Deposit to Funding Account                                                   1,034,652.72
Payment for Additional Purchases                                              (600,000.00)
Prefunding Account Balance moved to Funding Account                             24,129.65
Adjustment to Funding Account                                                  (10,000.00)
Ending Funding Account Balance                                               2,106,597.93
Interest earned for Collection Period                                            3,584.83
Interest withdrawn related to prior Collection Period                            2,258.99

Prefunding Account
Beginning Balance                                                                    0.00
Additional Purchases during Revolving Period                                         0.00
Excess of Draws over Principal Collections                                           0.00
Total Ending Balance                                                                 0.00
Interest earned for Collection Period                                                0.00
Interest withdrawn related to prior Collection Period                                0.00

Reserve Account
Beginning Balance                                                                    0.00
Deposits to Reserve Account for current Payment Date                                 0.00
Withdrawals from Reserve Account for current Payment Date                            0.00
Total Ending Reserve Account Balance as of current Payment Date                      0.00
Interest earned for Collection Period                                                0.00
Interest withdrawn related to prior Collection Period                                0.00




       Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 3
                             Payment Date 06/26/2000

Servicing Certificate
Beginning Pool Balance                                                      49,071,938.68
Beginning PFA                                                                        0.00
Ending Pool Balance
                                                                            49,296,848.89
Ending PFA Balance
                                                                                        -
Principal Collections
                                                                               854,338.95
Principal Draws
                                                                                        -
Net Principal Collections
                                                                                        -
Active Loan Count
                                                                                    1,858

Interest Collections
                                                                               436,031.11

Weighted Average Net Loan Rate                                                   9.76096%
Substitution Adjustment Amount                                                       0.00

Note Rate                                                                         7.9500%

Term Notes                                                                   Amount               Factor
----------                                                                   ------               ------
Beginning Balance                                                           50,000,000.00        1.0000000
Ending Balance                                                              50,000,000.00        1.0000000
Principal                                                                               -        0.0000000
Interest                                                                       331,250.00        6.6250000
Interest Shortfall                                                                   0.00        0.0000000
Security Percentage                                                               100.00%

Variable Funding Notes                                                    Amount
----------------------                                                    ------
Beginning Balance                                                                    0.00
Ending Balance                                                                       0.00
Principal                                                                            0.00
Interest                                                                             0.00
Interest Shortfall                                                                   0.00
Security Percentage                                                                  0.00%


Certificates                                                                         0.00




Beginning Overcollateralization Amount                                         195,159.56
Overcollateralization Amount Increase (Decrease)                               115,069.06
Outstanding Overcollateralization Amount                                       310,228.62


Credit Enhancement Draw Amount                                                       0.00
Unreimbursed Prior Draws                                                             0.00


                                                                                               Number       Percent
                                                                                  Balance     of Loans     of
                                                                                                            Balance
Delinquent Loans (30 Days)                                                      31,402.95        2           0.06%
Delinquent Loans (60 Days)                                                              -        0           0.00%
Delinquent Loans (90+ Days) (1)                                                         -        0           0.00%
Foreclosed Loans                                                                        -        0           0.00%
REO                                                                                  0.00        0           0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                   Liquidation To-Date
Beginning Loss Amount                                                                0.00
Current Month Loss Amount                                                            0.00
Ending Loss Amount                                                                   0.00

                                                                      Special Hazard           Fraud           Bankruptcy
Beginning Amount                                                                     0.00             0.00      0.00
Current Month Loss Amount                                                            0.00             0.00      0.00
Ending Amount                                                                           -                -         -

Liquidation Loss Distribution Amounts                                                0.00
Extraordinary Event Losses                                                           0.00
Excess Loss Amounts                                                                  0.00

Capitalized Interest Account
Beginning Balance                                                                    0.00
Withdraw relating to prior month Collection Period                                   0.00
Interest Earned (Zero, Paid to Funding Account)                                      0.00
                                                                                     ----
Total Ending Capitalized Interest Account Balance                                    0.00
Interest Withdrawn for prior Collection Period                                       0.00


Funding Account
Beginning Funding Account Balance                                            1,123,220.88
Deposit to Funding Account                                                     969,408.01
Payment for Additional Purchases                                            (1,079,249.16)
Prefunding Account Balance moved to Funding Account                             24,129.65
Adjustment to Funding Account                                                  (10,000.00)
Ending Funding Account Balance                                               1,013,379.73
Interest Earned for current Collection Period                                    2,408.30
Interest Withdrawn for prior Collection Period                                   2,718.25


Prefunding Account
Beginning Balance                                                                    0.00
Additional Purchases during Revolving Period                                         0.00
Excess of Draws over Principal Collections                                           0.00
                                                                                     ----
Total Ending Balance                                                                 0.00
Interest Earned for current Collection Period                                        0.00
Interest Withdrawn for prior Collection Period                                       0.00

Reserve Account
Beginning Balance                                                                    0.00
Deposits to Reserve Account for current Payment Date                                 0.00
Withdrawals from Reserve Account for current Payment Date                            0.00
                                                                                     ----
Total Ending Reserve Account Balance as of current Payment Date                      0.00
Interest Earned for current Collection Period                                        0.00
Interest Withdrawn for prior Collection Period                                       0.00
